Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                                18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Quarterly Report on Form 10-Q of CCBT Financial Companies, Inc. (the "Company") for the quarter ended March 31, 2003 , as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Financial Officer and Treasurer for the Company, certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ PHILLIP W. WONG, Executive Vice President and Chief Financial Officer
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 Phillip W. Wong, Executive Vice President and Chief Financial Officer


Date: May 13, 2003